UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2020

GW PHARMACEUTICALS PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-35892	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Sovereign House, Vision Park Chivers Way, Histon Cambridge, CB24 9BZ United Kingdom

(Address of principal executive offices, including zip code)

+44 1223 266 800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
American Depositary Shares, each representing 12 Ordinary Shares, par value £0.001 per share	GWPH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Election of Directors; Appointment of Certain Officers.

On September 10, 2020, GW Pharmaceuticals plc (the “Company”) announced that David Gryska has been appointed by its Board of Directors (the “Board”) to join the Board. In connection with his appointment to the Board, Mr. Gryska was also appointed to the Audit Committee of the Board.

Mr. Gryska has years of experience as Chief Financial Officer at Incyte Corporation, Celgene Corporation, Scios, Inc., and Cardiac Pathways Corporation and is currently on the boards of Seattle Genetics, Inc., PDL BioPharma, Inc., and Aerie Pharmaceuticals, Inc.

There are no arrangements or understandings between Mr. Gryska and any other persons pursuant to which he was selected to serve as a director the Company. In addition, there are no transactions between the Company and Mr. Gryska or his immediate family members requiring disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended. The Board has determined that Mr. Gryska meets the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended and the applicable Nasdaq rules. Mr. Gryska’s compensation for his services as a director will be consistent with that of the other non-employee directors of the Company, as described in the Company’s definitive proxy statement with respect to its 2020 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on April 7, 2020.

On September 10, 2020, the Company issued a press release announcing Mr. Gryska’s appointment to the Board. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Number	Description

99.1	Press release dated September 10, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GW PHARMACEUTICALS PLC

Date: September 10, 2020	By:	/s/ Douglas B. Snyder
	Name:	Douglas B. Snyder
	Title:	Chief Legal Officer